EXHIBIT (21)

                                              HEALTHSOUTH Corporation


HEALTHSOUTH Corporation (DE)
  (AK)(AL)(AZ)(AR)(CA)(CO)(CT)(DC)(FL)(GA)(HI)(ID)(IL)(IN)(IA)(KS)(KY)
  (LA)(ME)(MD)(MA)(MI)(MN)(MO)(MS)(MT)(ND)(NE)(NV)(NH)(NJ)(NM)(NC)(OH)(OK)(OR)
  (PA)(PR)(RI)(SC)(SD)(TN)(TX)(UT)(VA)(VT)(WA)(WI)(WV)(WY)

                                                   Subsidiaries

Advantage Health Corporation (DE) (CT)(MA)(ME)(PA)(VT)
  Advantage Health Development Corp. (MA)
  Advantage Health Harmarville Rehabilitation Corporation (PA)
  Advantage Health Nursing Care, Inc. (MA)
  Advantage Rehabilitation Clinics, Inc. (MA)
           Advantage Beverly Corporation (MA) (51%)
           Advantage Health Eastern Rehabilitation Network, Inc. (CT)
               Affiliated Rehabilitation, Inc. (MA)
                    Rehabilitation Institute of Western Massachusetts, Inc. (MA) Baygan Development Corp. (FL)
  LH Real Estate Company, Inc. (MA) (99.5%)
  New England Home Health Care, Inc. (MA) (CT) (96.8%)
         Special Care Certified of Massachusetts, Inc. (MA)
         Special Care Home Health Services of Connecticut, Inc. (CT)
         Special Care Home Health Services of Maine, Inc. (ME)
         Special Care Nursing Services, Inc. (MA) (CT)(IL)(KS)(ME)(OH)(TX)(VT) New England Rehabilitation Center of Southern New Hampshire, Inc. (NH) (91.75%) New England Rehabilitation Hospital, Inc. (MA)
 New England Rehabilitation Hospital of Portland, Inc. (ME)
 New England Rehabilitation Management Co., Inc. (NH) (CT)(MA)(ME)(NY)(PA)(VT)
         New England Rehabilitation Services of Central Massachusetts, Inc. (MA)
                  (33-1/3%)
         Winchester Gables, Inc. (MA) (51%)
Arizona Rehabilitation Hospital, Inc. (DE) (AZ)
Bakersfield Regional Rehabilitation Hospital, Inc. (DE)
Diagnostic Health Corporation (DE) (AL)(DC)(GA)(MA)(MD)(TX)(NJ)(VA)(NV)(OK)(MO)
         HEALTHSOUTH Diagnostic Centers, Inc. (AK) (AL)
Disability and Impairment Evaluation Centers of America, Inc. (DE) (TX)(LA)(OK)
         DIECA, Inc. (DE) (LA)
Encinitas Physical Therapy, Inc.(CA)
Flatirons Physical Therapy, Inc.(CO)
HEALTHSOUTH Aviation, Inc. (AL)
HEALTHSOUTH Community Re-Entry Center of Dallas, Inc. (DE) (TX)
HEALTHSOUTH Doctors' Hospital, Inc. (DE) (FL)
         Hospital Health Systems, Inc. (FL)
         Doctors' Health Service Corporation (FL)
                  Doctors' Scanning Associates, Inc. (FL)


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                  Doctors' Home Health, Inc. (FL)
                  Doctors' Medical Equipment Corp. (FL)
HEALTHSOUTH Holdings, Inc. (DE) (AL)(AR)(CT)(DC)(GA)(IL)(IA)(IN)(KY)(LA)(MA)(MD)
  (ME)(MS)(MO)(NH)(NV)(NJ)(NC)(NY)(OH)(OK)(PA)(RI)(SC)(SD)(TN)(VA)(WA)(WI)
         Associated Therapy Centers, Inc. (OH)
         Delaware Sportscare/Physical Therapy, Inc. (DE)
         Fayette Physical Therapy, Inc. (GA)
         Johnson Physical Therapy, Inc.(OH)
         Madison Rehabilitation Center, Inc. (CT)
         Penn-Mar Rehabilitative Services, Inc. (PA)
         Physical Therapy Professionals, Inc. (OK)
         Professional Therapy & Rehabilitation, Inc. (OK)
HEALTHSOUTH Home Health Services, prn, Inc. (DE)
HEALTHSOUTH Home Health Services of Arkansas, prn, Inc. (DE)
HEALTHSOUTH Home Health Services of Connecticut, prn, Inc. (CT)
HEALTHSOUTH Home Health Services of Missouri, prn, Inc. (DE)
HEALTHSOUTH Home Health Services of Utah, prn, Inc. (DE)
HEALTHSOUTH International, Inc. (DE)
HEALTHSOUTH Medical Center, Inc. (AL)
HEALTHSOUTH Network Services, Inc. (DE)
         (CA)(CO)(CT)(DC)(IL)(MD)(MO)(NJ)(NY)(OH)(TX)(VA)
HEALTHSOUTH Occupational Health & Injury
  Management of Colorado, Inc. (DE) (CO)
HEALTHSOUTH of Altoona, Inc. (DE) (MD)(PA)(WV)
HEALTHSOUTH of Austin, Inc. (DE) (TX)
HEALTHSOUTH of Birmingham, Inc. (DE) (AL)
HEALTHSOUTH of Charleston, Inc. (DE) (SC)
HEALTHSOUTH of Columbia, Inc. (DE) (MO)
HEALTHSOUTH of Dallas, Inc. (DE) (TX)
HEALTHSOUTH of Dothan, Inc. (AL)
HEALTHSOUTH of East Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Erie, Inc. (DE) (PA)
HEALTHSOUTH of Fort Smith, Inc. (DE) (AR)(OK)
HEALTHSOUTH of Great Lakes, Inc. (DE) (PA)(OH)
HEALTHSOUTH of Houston, Inc. (DE) (TX)
HEALTHSOUTH of Louisiana, Inc. (DE) (LA)
HEALTHSOUTH of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH of Michigan, Inc. (DE) (MI)
HEALTHSOUTH of Middle Tennessee, Inc. (DE) (TN)
HEALTHSOUTH of Midland, Inc. (DE) (TX)
HEALTHSOUTH of Missouri, Inc. (DE) (MO)
HEALTHSOUTH of Montgomery, Inc. (AL)
HEALTHSOUTH of New Hampshire, Inc. (DE) (NH)
HEALTHSOUTH of New Mexico, Inc. (NM)
HEALTHSOUTH of Nittany Valley, Inc. (DE) (PA)
HEALTHSOUTH of Oklahoma, Inc. (DE) (OK)
HEALTHSOUTH of Ontario, Inc. (DE) (Canada) (BC)
HEALTHSOUTH of Pittsburgh, Inc. (DE) (PA)

                                      - 2 -

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HEALTHSOUTH of Salem, Inc. (DE) (NH)
HEALTHSOUTH of San Antonio, Inc. (DE) (TX)
HEALTHSOUTH of South Carolina, Inc. (DE) (SC)
HEALTHSOUTH of Texarkana, Inc. (DE) (TX)(LA)
HEALTHSOUTH of Texas, Inc. (TX)
HEALTHSOUTH of Toms River, Inc. (DE) (NJ)
HEALTHSOUTH of Treasure Coast, Inc. (DE) (FL)
HEALTHSOUTH of Utah, Inc. (DE) (UT)
HEALTHSOUTH of Virginia, Inc. (DE) (VA)
HEALTHSOUTH of York, Inc. (DE) (PA)
HEALTHSOUTH Orthopedic Services, Inc. (DE) (AL)(CA)(CO)(FL)(IL)(IN)(MD)(MO)(NJ)
  (NC)(OH)(PA)(SC)(TX)(WA)(WI)
         Northwestern Memorial/Caremark, Inc. (IL) (50%)
HEALTHSOUTH Properties Corporation (DE) (AL)(AZ)(CA)(FL)(IN)(KY)(NM)(OH)
  (TN)(TX)(WV)
HEALTHSOUTH Real Property Holding Corporation (DE) (AL)(AZ)(FL)(TX)
HEALTHSOUTH Rehabilitation Center, Inc. (SC)
HEALTHSOUTH Speciality Hospital, Inc. (TX)
HEALTHSOUTH Sub-Acute Center of Houston, Inc. (DE) (TX)
HEALTHSOUTH Sub-Acute Center of Mechanicsburg, Inc. (DE) (PA)
HEALTHSOUTH Surgery Centers-West, Inc. (DE) (AL)(AZ)(CA)(UT)
      Salt Lake City Surgical Center, a division of Sutter Surgery Centers, Inc. HEALTHSOUTH Surgical Center of Tuscaloosa, Inc. (AL)
HEALTHSOUTH IMC Healthcare Centers (CA)
The Hitchcock Groups, Inc. (IN)
MCA Sports of Amarillo, Inc. (TX)
NovaCare SMC, Inc. (MD)
Physical Therapeutix, Inc. (MI)
Physician Practice Management Corporation (DE) (AL)(FL)(VA)
Professional Sports Care Management, Inc. (DE) (CT)(NJ)(NY)
         Ortho Network Services, Inc. (NY)
Professional Therapy Systems, Inc. (TN)
ReadiCare, Inc. (DE) (CA)
         American Orthopedics & Rehabilitation Centers, Inc. (DE) (CA)
         CHEC Medical Centers, Inc. (WA)
Rebound, Inc. (DE) (AL)(FL)(GA)(LA)(MO)(OH)(SC)(TN)(TX)(WV)
         Health Providers, Inc. (FL) (Multi-state)
         Lakeshore System Services of Florida, Inc. (FL)
Rehabilitation Hospital Corporation of America, Inc. (DE) (IN)(MD)(PA)(VA)(WV) Surgical Care Affiliates, Inc. (DE) (TN)(PA)
         Alaska Surgery Center, Inc. (AK)
         All-Care Surgi Center, Inc. (MD)
         Aurora-SC, Inc. (CO)
         Bakersfield-SC, Inc. (TN) (CA)
         Camp Hill-SCA Centers, Inc. (PA)
         The Center for Day Surgery, Inc. (AR)
         Charlotte-SC, Inc. (NC)
         Chattanooga-SC, Inc. (TN)

                                     - 3 -

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         Coral Springs-SC, Inc. (TN) (FL)
         El Paso-SC, Inc. (TX)
         Fort Worth-SC, Inc. (TX)
         Glenwood-SC, Inc. (TN) (CA)
         Golden-SCA, Inc. (CO)
         Greenpark Surgery Center, Inc. (TX)
         Greenville Surgery Center, Inc. (TX)
         HEALTHSOUTH-Montgomery, Inc. (TN) (OH)
         HEALTHSOUTH of Easton, Inc. (DE) (MD)
         HEALTHSOUTH of Whitehall, Inc. (TN) (OH)
         HEALTHSOUTH Surgery Center of Clearwater, Inc. (DE) (FL) HEALTHSOUTH Surgery Center of Crestview, Inc. (DE) (FL) HEALTHSOUTH Surgery Center of Dayton, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Fairfield, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Kenosha, Inc. (DE) (WI) HEALTHSOUTH Surgery Center of Loveland, Inc. (DE) (CO) HEALTHSOUTH Surgery Center of Pecan Valley, Inc. (DE) (TX) HEALTHSOUTH Surgery Center of Pinellas Park, Inc. (DE) (FL) HEALTHSOUTH Surgery Center of Reading, Inc. (DE) (PA) HEALTHSOUTH Surgery Center of San Buenaventura, Inc.(DE) (CA) HEALTHSOUTH Surgery Center of Spokane, Inc. (DE) (WA) HEALTHSOUTH Surgery Center of Springfield, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Summerlin, Inc. (DE) (NV) HEALTHSOUTH Surgery Center of West Columbus, Inc. (DE) HEALTHSOUTH Surgery Center of Westerville, Inc. (DE) HEALTHSOUTH Surgery Center of Westlake, Inc. (DE) (OH) HEALTHSOUTH Surgery Center of Wilmington, Inc. (DE) Knoxville-SCA Surgery Center, Inc. (TN)
         Lancaster Medical Centre, Inc. (PA)
         Lancaster Surgical Center, Inc. (PA)
         Lexington-SC, Inc. d/b/a Lexington-SC Partners, Ltd. (KY) Lexington-SC Properties, Inc. (KY)
         Little Rock-SC, Inc. (AR)
         Louisville-SC Properties, Inc. (KY)
         Maryland-SCA Centers, Inc. (MD)
         Nashville-SCA Surgery Centers, Inc. (TN)
         Oshkosh-SCA Surgery Center, Inc. (WI)
         Pueblo-SCA Surgery Center, Inc. (CO)
         Redlands-SCA Surgery Centers, Inc. (CA)
         San Antonio Surgery Center, Inc. (TX)
         San Luis Obispo-SC, Inc. (TN)
         SC-Wilson, Inc. (NC)
         SCA-Albuquerque, Inc. (NM)
         SCA-Albuquerque Surgery Properties, Inc. (NM)
         SCA-Arlington Surgery, Inc. (TX)
         SCA-Blue Ridge, Inc. (TN) (NC)
         SCA Cabell Development Corporation (WV)
         SCA Cabell, Inc. (WV)

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         SCA-Charleston, Inc. (SC)
         SCA-Citrus, Inc. (TN) (FL)
         SCA-Colorado Springs, Inc. (CO)
         SCA-Conroe, Inc. (TN) (TX)
         SCA-Dalton, Inc. (TN)
         SCA-Development, Inc. (TN)
         SCA-Dothan, Inc. (TN) (AL)
         SCA-Dover, Inc. (DE)
         SCA-Eugene, Inc. (TN) (OR)
         SCA-Evansville, Inc. (IN)
         SCA-Florence, Inc. (TN) (AL)
         SCA-Fort Collins, Inc. (CO)
         SCA-Fort Walton, Inc. (TN) (FL)
         SCA-Ft. Myers, Inc. (FL)
         SCA-Gadsden, Inc. (AL)
                  Gadsden Surgery Center, Inc. (AL)
         SCA-Gainesville, Inc. (TN) (GA)
         SCA-Green River, Inc. (TN) (WA)
         SCA-Hamilton Development Corp. (TN)
         SCA-HHI, Inc. (TN)
                  Health Horizons of San Francisco, Inc. (TN) (CA) SCA-Greenville East, Inc. (TN) (SC)
         SCA-Honolulu, Inc. (TN) (HI)
         SCA-Indianapolis, Inc.(IN)
         SCA Investment Company (NV)
         SCA-JV, Inc. (IL) WI)
         SCA-Knoxville/St. Mary's, Inc. (TN)
         SCA-Lake Forest, Inc. (TN) (LA)
         SCA-Little Rock Development Corp. (AR)
         SCA-Management Company (TN) (AK)(OH)(WA)(DE)
         SCA-Marquette, Inc. (TN) (MI)
         SCA-Mecklenberg Development Corp. (NC)
         SCA-Mobile, Inc. (AL)
         SCA-Mobile Properties, Inc. (AL)
         SCA-Mt. Pleasant, Inc. (TN) (PA)
         SCA-North Indianapolis, Inc.(IN)
         SCA-Ohio Valley, Inc. (TN)
         SCA-Paoli, Inc. (TN) (PA)
         SCA-Plano, Inc.(TX)
         SCA-Roseland, Inc. (NJ)
         SCA-San Jose, Inc. (CA)
         SCA-San Luis Obispo, Inc. (CA)
         SCA-Santa Rosa, Inc. (TN) (CA)
         SCA-Sarasota, Inc. (FL)
         SCA-Shelby Development Corp. (TN)
         SCA-South Jersey, Inc. (NJ)
         SCA-St. Joseph Missouri, Inc. (TN) (MO)
         SCA-St. Petersburg, Inc. (FL)

                                      - 5 -

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         SCA-Tampa, Inc. (FL)
         SCA-Ukiah, Inc. (TN) (CA)
         SCA-Wausau, Inc. (TN) (WI)
         SCA-Winter Park, Inc. (TN) (FL)
         SCA-Yuma, Inc. (TN) (AZ)
         Scranton-SC, Inc. (PA)
         Shelby Surgery Properties, Inc. (TN)
         Springfield-SC, Inc. (MA)
         Surgery Center of Louisville, Inc. (KY)
         Surgical Services of Sarasota, Inc. (FL)
         Wauwatosa Outpatient Surgery Center, Inc. (WI)
Surgical Health Corporation (DE) (AL)(ID)
         Healthcare Real Estate Holdings II, Inc. (GA) (MO) Heritage Medical Services of Maryland, Inc. (TN) (MD) Heritage Medical Services of Texas, Inc. (TX)
         Heritage Surgical Associates of Chula Vista, Inc. (CA) HSC of Beaumont, Inc. (TN) (TX)
         HSC of Boca Raton, Inc. (FL)
         HSC of Bradenton, Inc. (TN) (FL)
         HSC of Chesapeake, Inc. (TN)
         HSC of Cincinnati, Inc. (TN) (OH)
         HSC of Clarksville, Inc. (TN)
         HSC of Ft. Pierce, Inc. (GA) (FL)
         HSC of Gulf Coast, Inc. (TN)
         HSC of Houston, Inc. (TN) (TX)
         HSC of Nashville, Inc. (TN)
         HSC of Southwest Houston, Inc. (TN) (TX)
         HSC of Vero Beach, Inc. (TN) (FL)
         HVPG of California, Inc. (CA)
                  La Jolla Health Systems, Inc. (CA)
         Midwest Anesthesia, Inc. (MO)
         Newport Beach Health Systems, Inc. (CA)
         North County Outpatient Management, Inc. (GA)
         Outpatient Surgery Center, Inc. (MO)
         SHC Amarillo, Inc. (GA)
         SHC Atlanta, Inc. (GA)
         SHC Austin, Inc. (GA)
         SHC Boca Raton Laser, Inc. (GA) (FL)
         SHC Central Florida, Inc. (GA) (FL)
         SHC Chattanooga, Inc. (GA) (TN)
         SHC Gwinnett, Inc. (GA)
         SHC Hawthorn, Inc. (GA) (IL)
         SHC Management Corporation (GA) (AZ)(FL)(IL)(MO)(OK)(TX) SHC Melbourne, Inc. (GA) (FL)
         SHC Midwest City, Inc. (GA) (OK)
         SHC Naples, Inc. (FL)
         SHC North Dade, Inc. (GA) (FL)
         SHC North Shore, Inc. (GA) (IL)

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         SHC Northlake, Inc. (GA)
         SHC Oakwater, Inc. (GA) (FL)
         SHC Oklahoma City, Inc. (GA) (OK)
         SHC Palms Wellington, Inc. (GA) (FL)
         SHC Phoenix, Inc. (GA) (AZ)
         SHC San Diego, Inc. (GA) (CA)
         SHC Tri-County, Inc. (GA)(MO)
         SHC West County, Inc. (GA)
         South County Outpatient Management, Inc. (MO)
         Surgical Health of Orlando, Inc. (FL)
         SurgiCenter of San Antonio, Inc. (TX)
         Tesson Ferry Anesthesia, Inc. (MO)
         Tesson Ferry Recovery, Inc. (MO)
         The Woodlands Surgery Systems, Inc. (DE) (TX)
Tuckahoe Surgery Center, Inc. (VA)
West Virginia Rehabilitation Hospital, Inc. (WV)


                                          Limited Liability Corporations

Caremark Center for Physical Therapy - Forest Grove, L.L.C. (DE) (IL)
Caremark Center for Physical Therapy - Willowbrook, L.L.C. (DE) (IL)
Caremark Southwest Sports Rehabilitation Center/Therapy Dynamics, L.L.C. (DE)
 (TX)
DHC of Washington, L.L.C. (AL) (DC)(MD)(VA)
HEALTHSOUTH/Kerlan-Jobe Surgery Center L.L.C. (CA)
         (Member:  HEALTHSOUTH Surger Centers-West, Inc., and The Kerlan-Jobe
          Orthopaedic Clinic, a Medical Group, Inc., which is not a HEALTHSOUTH company)
HEALTHSOUTH Springfield, LLC (TN)(OH)
         (Member: HEALTHSOUTH Surgery Center of Springfield, Inc.) HEALTHSOUTH/UAB Gamma Knife L.L.C. (AL)
         (Member:  HEALTHSOUTH Medical Center, Inc.)
HEALTHSOUTH U.S. Health West Columbus, LLC (TN) (OH)
         (Member: HEALTHSOUTH Surgery Center of West Columbus, Inc.) HEALTHSOUTH U.S. Health Westerville, LLC (TN) (OH)
         (Member:  HEALTHSOUTH Surgery Center of Westerville, Inc.)
HEALTHSOUTH U.S. Health Whitehall, LLC (TN) (OH)
         (Member:  HEALTHSOUTH of Whitehall, Inc.)
HEALTHSOUTH Valley Hospital, LLC (WA)
         (Member:  HEALTHSOUTH Surgery Center of Spokane, Inc.)
Memphis-SP, LLC (TN)
         (Member:  Shelby Surgery Properties, Inc.)
Memphis-SC, LLC (TN)
         (Member:  SCA-Shelby Development Corp.)
Mercy Ambulatory Surgery Center, Ltd. (OH)
         (Member:  Mercy HEALTHSOUTH, Ltd.)
         (joint venture)

                                      - 7 -

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Mercy HEALTHSOUTH, Ltd. (OH)
         (Member:  HEALTHSOUTH Surgery Center of Fairfield, Inc.)
         (joint venture)
Ohio Valley Joint Venture, LLC (TN) (PA)
         (Member:  SCA-Ohio Valley, Inc.)
North Indianapolis, LLC (TN)
         (Member:  SCA-Ohio Valley, Inc.)
OrthoNet LLC (NY)
         (Member:  Ortho Network Services, Inc.)
Professional Work Care, L.L.C. (NY)
         (Member:  Professional Sports Care Management, Inc.)
Pro Fitness, L.L.C. (NY)
         (Member:  Professional Sports Care Management, Inc.)
Rusk Rehabilitation Center, L.L.C. (MO)
         (Member:  HEALTHSOUTH Corporation)
SCA-Dalton Joint Venture, LLC (TN) (GA)
         (Member:  SCA-Dalton, Inc.)
SCA/Deaconess Joint Venture, LLC (IN)
         (Member:  SCA-Evansville, Inc.)
SCA/Ft. Myers, LLC (FL)
         (Member:  SCA-Ft. Myers, Inc.)
SCA-Knoxville Joint Venture, LLC (TN)
         (Member:  SCA-Knoxville/St. Mary's, Inc.)
SCA/McKenzie Joint Venture, LLC (OR)
         (Member:  SCA-Eugene, Inc.)
SCA-MH, LLC (TN) (PA)
         (Member:  Scranton-SC, Inc.)
SCA-Northeast Georgia Health, LLC (TN) (GA)
         (Member:  SCA-Gainesville, Inc.)
SCA-Santa Rosa Joint Venture, LLC (TN)
         (Member: SCA-Santa Rosa, Inc.)
SCA-Ukiah Joint Venture, LLC (TN)
         (Member: SCA-Ukiah, Inc.)
Winter Park, LLC (TN) (FL)
         (Member:  SCA-Winter Park, Inc.)


                                               Limited Partnerships
                                   (HEALTHSOUTH Corporation is GP unless noted)

Alaska Surgery Center, Ltd. (AK)
         (GP - Alaska Surgery Center, Inc.)
Amarillo Surgery Center, L.P. (GA) (TX)
         (GP - SHC Amarillo, Inc. and Amarillo SurgiCenter, Inc.)
Arlington Surgery Center Associates, Ltd. (TX)
         (GP - SCA-Arlington Surgery, Inc.)
Arthroscopic & Laser Surgery  Center of San Diego,  L.P. (GA) (CA) (GP - SHC San
         Diego, Inc.)

                                      - 8 -

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Aurora   Surgery Center Limited Partnership (CO) (GP - Aurora-SC, Inc.)
Austin Center for Outpatient Surgery, L.P. (GA) (TX)
         (GP - SHC Austin, Inc.)
Bakersfield Physicians Plaza Surgical Center, L.P. (TN) (CA)
         (GP - Bakersfield-SC, Inc.)
Bayshore Heights Associates Limited Partnership (FL)
         14.7% Advantage Health Corporation)
Blue Ridge Day Surgery Center, L.P. (TN) (NC)
         (GP - SCA-Blue Ridge, Inc.)
Boca Raton Excimer Laser, L.P. (GA) (FL)
         (GP - SHC Boca Raton Laser, Inc.)
Caremark-Hoeck Limited Partnership (CA) (GP - HEALTHSOUTH  Orthopedic  Services,
         Inc.)
Center for Surgery of North Coast L.P., a California Limited Partnership (CA) (GP - HVPG of California, Inc.)
Central Florida Outpatient Surgery Center, L.P. (GA) (FL)
         (GP - SHC Central Florida, Inc.)
Charleston Surgery Center Limited Partnership (SC) (GP - SCA-Charleston, Inc.) Charlotte Surgery Center, Limited Partnership (NC) (GP - Charlotte-SC, Inc.) Charlotte Surgery Properties, Ltd. (NC)
         (GP - SCA-Mecklenberg Development Corp.)
Chattanooga Surgery Center, Ltd., L.P., (TN) (GP - Chattanooga-SC, Inc.) Chattanooga Surgery Properties, Ltd., L.P.(TN) (GP - SCA-Hamilton Development
         Corp.)
Chattanooga Center for Outpatient Surgery, L.P. (GA) (TN)
         (GP - SHC Chattanooga, Inc.)
Chesapeake  Lithotripsy  Associates,  Limited  Partnership  (MD) (GP -  Heritage
         Medical Services of Maryland, Inc.)
Chesapeake Lithotripsy Partners, Limited Partnership (MD)
         (GP - Chesapeake Lithotripsy Associates, Limited Partnership) Chesapeake Lithotripsy Enterprises, Limited Partnership (MD) (GP - Heritage
         Medical Services of Maryland, Inc.)
Citrus Regional Surgery Center, L.P. (TN) (FL)
         (GP - SCA-Citrus, Inc.)
Collier Outpatient Surgery Center, L.P. (GA) (FL)
         (GP - SHC Naples, Inc.)
Colorado Springs Surgery Center, Ltd. (CO)
         (GP - SCA-Colorado Springs, Inc.)
Conroe Surgery Center, L.P. (TN) (TX)
         (GP - SCA-Conroe, Inc.)
Coral Springs Surgery Center Limited Partnership (TN) (FL) (GP - Coral Springs-SC, Inc.)
Country Club Heights Associates (MA)
         (3.25% Advantage Health Corporation)

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Dalton Surgery Center, L.P. (TN) (GA)
         (GP - SCA-Dalton Joint Venture, LLC)
Doctors' Hospital of South Miami, Ltd. (FL)
         (GP - Hospital Health Systems, Inc.)
Doctors Surgery Center of Whittier, L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
Dothan Surgery Center, L.P. (TN) (AL)
         (GP - SCA-Dothan, Inc.)
Eau Claire Surgery Center, Limited Partnership (WI)
         (GP - Ambulatory Health Services Associates)
         (Partner:  SCA-JV, Inc.)
E.B.S.C., L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
El Paso Surgery Center Limited Partnership (TX)
         (GP - El Paso-SC, Inc.)
Emerald Coast Surgery Center, L.P. (TN) (FL)
         (GP - SCA-Fort Walton, Inc.)
Evansville Surgery Center Associates, L.P. (IN)
         (GP - SCA/Deaconess Joint Venture, LLC)
Exeter Surgery Center, Ltd. (PA)
         (GP - HEALTHSOUTH Surgery Center of Reading, Inc.
                  d/b/a Reading Surgery Center Associates)
         (joint venture)
Florence Surgery Center, L.P. (TN) (AL)
         (GP - SCA-Florence, Inc.)
Forest Ambulatory Surgical Associates, L.P. (CA)
         (GP - SCA-San Jose, Inc.)
Fort Smith Outpatient Surgery Center, L.P. (TN) (AR)
         (GP - The Center for Day Surgery, Inc.)
Fort Sutter Surgery Center, a California Limited Partnership (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
Gables at Brighton Associates Limited Partnership (NY) (CT)
         (44.5% Advantage Health Corporation)
Gadsden Surgery Center, Ltd. (AL)
         (GP - Gadsden Surgery Center, Inc.)
Gainesville Surgery Center, L.P. (TN) (GA)
         (GP - SCA-Northeast Georgia Health, LLC)
Glenwood Surgical Center, L.P. (CA)
         (GP - Glenwood, SC, Inc.)
Golden Surgery Center, L.P. (CO)
         (GP - Golden-SCA, Inc.)
Golden Triangle SurgiCenter, L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
Grandview Surgery Center, Ltd. (PA)
         (GP - Camp Hill Ambulatory Centers)
         (Partner:  Camp Hill-SCA Centers, Inc.)
Green River Surgery Center, L.P. (TN) (WA)
         (GP - SCA-Green River, Inc.)

Greenpark Surgery Center Associates, Ltd. (TX)
     (GP - Greenpark Surgery Center, Inc.)
Greenville Surgery Center Limited  Partnership (SC) (GP -  SCA-Greenville  East,
     Inc.)
Greenville Surgery Center, Ltd. (TX)
     (GP - Greenville Surgery Center, Inc.)
Gulf Coast Lithotripsy Associates, L.P. (TX)
     (GP - Heritage Medical Services of Texas, Inc.)
Gwinnett Center for Outpatient Surgery, L.P. (GA)
     (GP - SHC Gwinnett, Inc.)
Hawthorn Place Outpatient Surgery Center, L.P. (GA) (IL)
     (GP - SHC Hawthorn, Inc.)
HEALTHSOUTH Bakersfield Rehabilitation Hospital Limited Partnership (AL) (CA)
     (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Ballas Outpatient Surgery Center, L.P. (GA) (MO)
     (GP - Outpatient Surgery Center, Inc.)
HEALTHSOUTH/Baptist Rehabilitation Hospital of East Tennessee
  Limited Partnership (AL) (TN)
HEALTHSOUTH  Community  Surgery  Center  of  Springfield,   LP  (TN)(OH)  (GP  -
         HEALTHSOUTH Surgery Center of Springfield, Inc.)
HEALTHSOUTH Diagnostic Center of Anchorage  Limited  Partnership (AL) (AK) (GP -
         HEALTHSOUTH Diagnostic Centers, Inc.)
HEALTHSOUTH Diagnostic Centers of Tennessee Limited  Partnership (AL) (TN) (GP -
         HEALTHSOUTH Properties Corporation)
HEALTHSOUTH  Diagnostic  Centers of Texas  Limited  Partnership  (AL) (TX) (GP -
         HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Health by Design Limited Partnership (AL) (TX)
HEALTHSOUTH Home Health of St. Louis Limited Partnership (AL) (MO)
HEALTHSOUTH Limited Partnership for Better Living (DE) (IL)
     (GP - HEALTHSOUTH Orthopedic Services, Inc.)
HEALTHSOUTH Meridian Point Rehabilitation Hospital Limited Partnership (AL) (AZ)
     (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH/Methodist Rehabilitation Hospital Limited Partnership (TN) HEALTHSOUTH-Montgomery Surgery Center, L.P. (TN) (OH)
     (GP - HEALTHSOUTH-Montgomery, Inc.)
HEALTHSOUTH Northern Kentucky Rehabilitation Hospital Limited Partnership (AL)
(KY)
     (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Occupational Medicine Center of San Diego Limited Partnership (AL)
(CA)
HEALTHSOUTH Occupational Medicine & Rehabilitation Center of Gadsden
         Limited Partnership (AL)
HEALTHSOUTH Occupational and Preventive Diagnostics Limited Partnership (AL)(NJ) HEALTHSOUTH of Ft. Lauderdale Limited Partnership (AL) (FL)
     (GP - HEALTHSOUTH  Real Property  Holding  Corporation)
HEALTHSOUTH of Largo Limited Partnership (AL) (FL)
     (GP - HEALTHSOUTH Real Property Holding Corporation)

HEALTHSOUTH of Ohio Limited Partnership (AL) (OH)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH of Sarasota  Limited  Partnership  (AL) (FL) (GP - HEALTHSOUTH  Real
         Property Holding Corporation)
HEALTHSOUTH of Sea Pines Limited Partnership (AL) (FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation)
HEALTHSOUTH of Tallahassee  Limited Partnership (AL) (FL) (GP - HEALTHSOUTH Real
         Property Holding Corporation)
HEALTHSOUTH Orthopedic & Rehabilitation Center of Pittsburgh,
  Limited Partnership (AL) (PA)
HEALTHSOUTH Progressive Rehabilitation Center of Fort Worth
  Limited Partnership (AL) (TX)
HEALTHSOUTH Real Property Limited Partnership (AL) (FL)
HEALTHSOUTH Regional Rehabilitation Center, Ltd. (AL) (FL)
HEALTHSOUTH Rehabilitation and Spine Center of Woodside Limited Partnership (AL)
(CA) HEALTHSOUTH Rehabilitation Center of Albuquerque, Ltd. (AL) (NM) HEALTHSOUTH Rehabilitation Center of Alexandria Limited Partnership (AL) (VA)
HEALTHSOUTH  Rehabilitation  Center of Arlington  Limited  Partnership (AL) (VA)
HEALTHSOUTH Rehabilitation Center of Asheville Limited Partnership (AL) (NC) HEALTHSOUTH Rehabilitation Center of Austin, Ltd. (AL) (TX) HEALTHSOUTH Rehabilitation Center of Baltimore Limited Partnership (AL) (MD) HEALTHSOUTH Rehabilitation Center of Bedford Limited Partnership (AL) (NH) HEALTHSOUTH Rehabilitation Center of Birmingham, Ltd. (AL) HEALTHSOUTH Rehabilitation Center of Boca Raton, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Cape Girardeau
         Limited Partnership (AL) (IL)(MO)
HEALTHSOUTH Rehabilitation  Center of Cave Springs Limited Partnership (AL) (MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH  Rehabilitation  Center of Charlotte  Limited  Partnership (AL) (NC)
HEALTHSOUTH  Rehabilitation  Center of Chattanooga Limited Partnership (AL) (TN)
HEALTHSOUTH  Rehabilitation  Center of Chevy Chase Limited Partnership (AL) (MD)
HEALTHSOUTH  Rehabilitation  Center of Columbia  Limited  Partnership  (AL) (MO)
HEALTHSOUTH  Rehabilitation  Center of Colorado Springs Limited Partnership (AL)
(CO) HEALTHSOUTH  Rehabilitation  Center of Connecticut Limited Partnership (AL)
(CT) HEALTHSOUTH Rehabilitation Center of Cumming Limited Partnership (AL) (GA) HEALTHSOUTH Rehabilitation Center of Dallas Limited Partnership (AL) (TX)
HEALTHSOUTH Rehabilitation Center of Dayton Limited Partnership (AL) (OH) HEALTHSOUTH Rehabilitation Center of Denver, Ltd. (AL) (CO) HEALTHSOUTH Rehabilitation Center of Des Moines Limited Partnership (AL) (IA) HEALTHSOUTH
Rehabilitation Center of Dyersburg Limited Partnership (AL) (VA) HEALTHSOUTH Rehabilitation Center of Edison Limited Partnership (AL) (NJ) HEALTHSOUTH
Rehabilitation Center of Emerson Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of Englewood Limited Partnership (AL) (CO) HEALTHSOUTH Rehabilitation Center of Ft. Collins Limited Partnership (AL) (CO) HEALTHSOUTH Rehabilitation Center of Ft. Lauderdale, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Ft. Worth, Ltd. (AL) (TX) HEALTHSOUTH Rehabilitation Center of Fresno Limited Partnership (AL) (CA)

HEALTHSOUTH Rehabilitation Center of Greater Washington
         Limited Partnership (AL) (MD)
HEALTHSOUTH  Rehabilitation  Center of Green Bay Limited  Partnership  (AL) (WI)
HEALTHSOUTH  Rehabilitation  Center of  Houston  Limited  Partnership  (AL) (TX)
HEALTHSOUTH  Rehabilitation  Center of Huntington Beach Limited Partnership (AL)
(CA) HEALTHSOUTH Rehabilitation Center of Huntsville Limited Partnership (AL) HEALTHSOUTH Rehabilitation Center of Illinois Limited Partnership (AL) (IL)
HEALTHSOUTH  Rehabilitation  Center  of  Jackson,  Ltd.  (AL)  (MS)  HEALTHSOUTH
Rehabilitation   Center  of  Kansas  City  Limited   Partnership  (AL)  (MO)(KS)
HEALTHSOUTH Rehabilitation Center of Kendall, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Knoxville Limited Partnership (AL) (TN) HEALTHSOUTH Rehabilitation Center of Las Vegas Limited Partnership (AL) (NV) HEALTHSOUTH
Rehabilitation Center of Linden Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of Little Rock Limited Partnership (AL) (AR) HEALTHSOUTH Rehabilitation Center of Lorain Limited Partnership (AL) (OH) HEALTHSOUTH Rehabilitation Center of Louisville, Ltd. (AL) (KY) HEALTHSOUTH Rehabilitation Center of Madison Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of Manchester Limited Partnership (AL) (NH) HEALTHSOUTH Rehabilitation Center of Memphis, Ltd. (AL) (TN) HEALTHSOUTH Rehabilitation Center of Merritt Island, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Metairie, Ltd. (AL)
(LA) HEALTHSOUTH Rehabilitation Center of Mobile, Ltd. (AL) HEALTHSOUTH Rehabilitation Center of Montgomery, Ltd. (AL) HEALTHSOUTH Rehabilitation Center of Nashville, Ltd. (AL) (TN) HEALTHSOUTH Rehabilitation Center of New Brunswick Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of New Hampshire, Ltd. (AL) (NH) HEALTHSOUTH Rehabilitation Center of New Orleans, Ltd.
(AL) (LA) HEALTHSOUTH Rehabilitation Center of North Atlanta, Ltd. (AL) (GA) HEALTHSOUTH Rehabilitation Center of Owings Mills Limited Partnership (AL) (MD) HEALTHSOUTH Rehabilitation Center of Palm Bay, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Palm Beach, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Panama City Limited Partnership (AL) (FL) HEALTHSOUTH Rehabilitation Center of Paramus Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation
Center of Phoenix Limited Partnership (AL) (AZ) HEALTHSOUTH Rehabilitation Center of Pittsburgh Limited Partnership (AL) (PA) HEALTHSOUTH Rehabilitation
Center of Port Colden Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of Portola Valley Limited Partnership (AL) (CA) HEALTHSOUTH Rehabilitation Center of Pottstown Limited Partnership (AL) (PA) HEALTHSOUTH Rehabilitation Center of Redding Limited Partnership (AL) (CA) HEALTHSOUTH
Rehabilitation  Center of Richmond  Limited  Partnership  (AL) (VA)  HEALTHSOUTH
Rehabilitation Center of Roanoke Limited Partnership (AL) (VA) HEALTHSOUTH Rehabilitation Center of Rockville Limited Partnership (AL) (MD) HEALTHSOUTH Rehabilitation Center of San Antonio, Ltd. (AL) (TX) HEALTHSOUTH Rehabilitation Center of San Francisco Limited Partnership (AL) (CA) HEALTHSOUTH Rehabilitation Center of Santa Rosa Limited Partnership (AL) (CA) HEALTHSOUTH Rehabilitation Center of Scottsdale Limited Partnership (AL) (AZ) HEALTHSOUTH Rehabilitation Center of Somerset Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of Sparta Limited Partnership (AL) (NJ)

HEALTHSOUTH Rehabilitation  Center of Springfield  Limited Partnership (AL) (MO)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH  Rehabilitation  Center of St. Louis Limited  Partnership  (AL) (MO)
HEALTHSOUTH  Rehabilitation  Center of Sugarland  Limited  Partnership (AL) (TX)
HEALTHSOUTH Rehabilitation Center of Syracuse Limited Partnership (AL) (NY) HEALTHSOUTH Rehabilitation Center of Tampa, Ltd. (AL) (FL) HEALTHSOUTH Rehabilitation Center of Tinton Falls Limited Partnership (AL) (NJ) HEALTHSOUTH Rehabilitation Center of Tucson Limited Partnership (AL) (AZ) HEALTHSOUTH
Rehabilitation Center of Van Nuys Limited Partnership (AL) (CA) HEALTHSOUTH Rehabilitation Center of Virginia Beach Limited Partnership (AL) (VA) HEALTHSOUTH Rehabilitation Center of Warrenton Limited Partnership (AL) (VA) HEALTHSOUTH Rehabilitation Center of Washington, D.C. Limited Partnership (AL)
(DC) HEALTHSOUTH  Rehabilitation  Center of Weatherford Limited Partnership (AL)
(OK)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH  Rehabilitation  Center of West Denver Limited Partnership (AL) (CO)
HEALTHSOUTH  Rehabilitation  Center of Westfield  Limited  Partnership (AL) (NJ)
HEALTHSOUTH Rehabilitation Center of West Orange Limited Partnership (AL) (FL) HEALTHSOUTH Rehabilitation Center of Wilmington Limited Partnership (AL) (DE)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation  Center of Woodward Limited Partnership (AL) (OK) (GP
         - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Rehabilitation  Hospital of Arlington Limited  Partnership (AL) (TX)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Rehabilitation Hospital of New Mexico, Ltd. (AL) (NM)
HEALTHSOUTH Rehabilitation Institute of Tucson Limited Partnership (AL) (AZ)
         (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Rehabilitation  Systems of Texas Limited Partnership (AL) (TX) (GP -
         HEALTHSOUTH Properties Corporation)
HEALTHSOUTH/San Antonio Clinics Limited  Partnership (AL) (TX) (GP - HEALTHSOUTH
         of Texas, Inc.)
HEALTHSOUTH Spine Center of Baltimore Limited Partnership (AL) (MD)
HEALTHSOUTH Spine & Rehabilitation Center of Chattanooga
         Limited Partnership (AL) (TN)
HEALTHSOUTH  Spine &  Rehabilitation  Center of Dallas Limited  Partnership (AL)
(TX) HEALTHSOUTH  Spine & Rehabilitation  Center of Memphis Limited  Partnership
(AL) (TN) HEALTHSOUTH Sports and Rehabilitation Center of La Jolla Limited Partnership (AL) (CA) HEALTHSOUTH Sports Medicine and Rehabilitation Center of Atlanta Limited
         Partnership (AL) (GA)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Baton Rouge Limited
         Partnership (AL) (LA)
         (GP - HEALTHSOUTH Holdings, Inc.)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Blue Springs
         Limited Partnership (AL) (KS)(MO)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Chicago
         Limited Partnership (AL) (IL)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Clearwater
         Limited Partnership (AL) (FL)

HEALTHSOUTH Sports Medicine & Rehabilitation Center of Jacksonville
         Limited Partnership (AL) (FL)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Johnson City
         Limited Partnership (AL) (TN)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Lake Ozark
         Limited Partnership (AL) (MO)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Lake Worth Limited
         Partnership (AL) (FL)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Manahawkin Limited
         Partnership (AL) (NJ)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Marina Del Rey
         Limited Partnership (AL) (CA)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Nashville
         Limited Partnership (AL) (TN)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of North Alabama
         Limited Partnership (AL)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of North Jersey
         Limited Partnership (AL) (NJ)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Ocala Limited
         Partnership (AL) (FL)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Oklahoma City
         Limited Partnership (AL) (OK)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Omaha Limited
         Partnership (AL) (NE)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of Orlando, Ltd. (AL) (FL) HEALTHSOUTH Sports Medicine & Rehabilitation Center of Pascagoula
         Limited Partnership (AL) (MS) (GP - HEALTHSOUTH Holdings, Inc.) HEALTHSOUTH Sports Medicine and Rehabilitation Center of Port St. Lucie Limited
         Partnership (AL) (FL)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of San Carlos Limited
         Partnership (AL) (CA)
HEALTHSOUTH Sports Medicine and Rehabilitation Center of San Diego Limited
         Partnership (AL) (CA)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Waco
         Limited Partnership (AL) (TX)
HEALTHSOUTH Sports Medicine & Rehabilitation Center of Woodland Hills
         Limited Partnership (AL) (CA)
HEALTHSOUTH Surgery Center of Crestview, L.P. (TN)(FL) (GP - HEALTHSOUTH Surgery
         Center of Crestview, Inc.)
HEALTHSOUTH  Surgery  Center of  Clearwater,  L.P.  (TN)(FL)  (GP -  HEALTHSOUTH
         Surgery Center of Clearwater, Inc.)
HEALTHSOUTH Surgery Center of Dayton,  L.P.  (TN)(OH) (GP - HEALTHSOUTH  Surgery
         Center of Dayton, Inc.)
HEALTHSOUTH  Surgery  Center of  Easton,  L.P.  (TN) (MD) (GP -  HEALTHSOUTH  of
         Easton, Inc.)
HEALTHSOUTH Surgery Center of Kenosha,  L.P. (TN) (WI) (GP - HEALTHSOUTH Surgery
         Center of Kenosha, Inc.)

HEALTHSOUTH Surgery Center of Loveland, L.P. (TN) (CO) (GP - HEALTHSOUTH Surgery
         Center of Loveland, Inc.)
HEALTHSOUTH Surgery  Center of Pecan  Valley,  L.P.  (TN) (TX) (GP - HEALTHSOUTH
         Surgery Center of Pecan Valley, Inc.)
HEALTHSOUTH Surgery  Center of Pinellas  Park,  L.P. (TN) (FL) (GP - HEALTHSOUTH
         Surgery Center of Pinellas Park, Inc.)
HEALTHSOUTH  Surgery  Center of San  Buenaventura,  L.P.(CA)  (GP -  HEALTHSOUTH
         Surgery Center of San Buenaventura, Inc.)
HEALTHSOUTH  Surgery  Center of  Summerlin,  L.P.  (TN)  (NV) (GP -  HEALTHSOUTH
         Surgery Center of Summerlin, Inc.)
HEALTHSOUTH Surgery Center of West Columbus, L.P. (TN) (OH)
         (GP - HEALTHSOUTH U.S. Health West Columbus, LLC)
HEALTHSOUTH Surgery Center of Westerville, L.P. (TN) (OH)
         (GP - HEALTHSOUTH U.S. Health Westerville, LLC)
HEALTHSOUTH Surgery Center of Westlake, L.P. (TN) (OH) (GP - HEALTHSOUTH Surgery
         Center of Westlake, Inc.)
HEALTHSOUTH Surgery Center of Whitehall, L.P. (TN) (OH)
         (GP - HEALTHSOUTH U.S. Health Whitehall, LLC)
HEALTHSOUTH Surgery Centers of Chattanooga, L.P. (TN)
         (GP - HEALTHSOUTH *)
HEALTHSOUTH  Surgical  Center  of  Tuscaloosa  Limited  Partnership  (AL)  (GP -
         HEALTHSOUTH Surgical Center of Tuscaloosa, Inc.)
HEALTHSOUTH Texas Limited Partnership (AL) (TX)
      (GP - HEALTHSOUTH Properties Corporation; LP - HEALTHSOUTH Holdings, Inc.) HEALTHSOUTH Tri-State Regional Rehabilitation Hospital Limited Partnership (AL)
(TN)
      (GP - HEALTHSOUTH Properties Corporation)
HEALTHSOUTH Valley of the Sun Rehabilitation  Hospital Limited  Partnership (AL)
      (AZ) (GP - HEALTHSOUTH Properties Corporation)
Heritage Surgical Associates of Chula Vista, L.P. (CA)
      (GP - Heritage Surgical Associates of Chula Vista, Inc.)
Honolulu Surgery Center, L.P. (TN) (HI)
      (GP - SCA-Honolulu, L.P.)
HSC Boca Raton Outpatient Surgery Center, Ltd. (FL)
      (GP - HSC of Boca Raton, Inc.)
HSC      Surgical Associates of Beaumont, L.P. (TX) (GP - HSC of Beaumont, Inc.)
HSC      Surgical  Associates  of  Bradenton,  L.P.  (TN)  (FL)  (GP  -  HSC  of
         Bradenton, Inc.)
HSC      Surgical Associates of Clarksville, L.P. (TN) (GP - HSC of Clarksville,
         Inc.)
HSC Surgical Associates of Ft. Pierce, L.P. (GA) (FL)
         (GP - HSC of Ft. Pierce, Inc.)
HSC      Surgical Associates of Houston, L.P. (TX) (GP - HSC of Houston, Inc.)
HSC Surgical Associates of Southwest Houston, L.P. (TX)
         (GP - HSC of Southwest Houston, Inc.)
Huntington Surgery Center, Limited Partnership (WV) (GP - SCA Cabell, Inc.)

Huntington Surgery Properties, Limited Partnership (WV)
     (GP - SCA Cabell Development Corporation)
Indian River Surgery Center, Ltd. (FL)
     (GP - Indian River Physician Associates, Inc., and HSC of Vero Beach, Inc.) Indianapolis Surgery Center Limited Partnership (IN)
     (GP - SCA-Indianapolis, Inc.)
Inland Surgery Center, L.P. (CA)
     (GP - Redlands Ambulatory Surgery Center)
         Partner:  Redlands-SCA Surgery Centers, Inc.)
Knoxville Ambulatory Surgery Center, L.P. (TN)
     (GP - Knoxville-SCA Surgery Center, Inc.)
Lake Howard Heights Associates, Ltd. (FL)
         (47.6% Advantage Health Corporation)
         (40.491% LH Real Estate Company, Inc.)
LancasterSurgery  Center,  Limited  Partnership  (PA) (GP -  Lancaster  Surgical
         Center, Inc.)
Lancaster Surgery Properties, Ltd. (PA)
     (GP - Lancaster Medical Centre, Inc.)
Lexington Surgery Center, Ltd. (KY)
     (GP - Lexington-SC, Inc.)
Lex-Surg Associates (KY)
     (GP - Lexington-SC Properties, Inc.)
Little Rock Surgery Center, Limited Partnership (AR)
     (GP - Little Rock-SC, Inc.)
Little Rock Surgery Properties, Limited Partnership (AR)
     (GP - SCA-Little Rock Development Corp.)
Louisville S.C., Ltd. (KY)
     (GP - Surgery Center of Louisville, Inc.)
LPSC, Ltd. (KY)
     (GP - Louisville-SC Properties, Inc.)
Maple Surgery Center, Limited Partnership (MA)
     (GP - Springfield-SC, Inc.)
Marquette Surgery Center, L.P. (TN) (MI)
     (GP - SCA-Marquette, Inc.)
MeKenzie Surgery Center, L.P. (TN) (OR)
     (GP - SCA/McKenzie Joint Venture, LLC)
Melbourne Surgery Center, L.P. (GA) (FL)
     (GP - SHC Melbourne, Inc.)
Memphis Surgery Center, Ltd. (TN)
     (GP - Memphis-SC, LLC)
Memphis Surgery Properties, Ltd., L.P. (TN)
     (GP - Memphis-SP, LLC)
Miami Rehabilitation Institute, Ltd. (AL) (FL)
Mid-County Surgical Associates,  L.P., a California Limited Partnership (CA) (GP
         - La Jolla Health Systems, Inc.)
Mobile-SC, Ltd. (AL)
     (GP - SCA-Mobile, Inc.)

Mobile-SC Properties, Ltd. (AL)
         (GP - SCA-Mobile Properties, Inc.)
Montgomery Surgery Center Limited Partnership (MD)
         (GP - Maryland Ambulatory Centers)
         (Partner:  Maryland-SCA Centers, Inc.)
MRI of Miami, Ltd. (FL)
         (GP - Doctor's Health Services Corporation)
Mt. Pleasant Surgery Center, L.P. (TN) (PA)
         (GP - SCA-Mt. Pleasant, Inc.)
Nashville Surgery Center, L.P. (TN)
         (GP - Nashville-SCA Surgery Centers, Inc.)
New Mexico Surgery Properties Limited Partnership (NM)
         (GP - SCA-Albuquerque Surgery Properties, Inc.)
New Mexico Surgicenter Limited Partnership (NM)
         (GP - SCA-Albuquerque, Inc.)
New Orleans East Outpatient Surgery Center, L.P. (CA) (LA)
         (GP - SCA-Lake Forest, Inc.)
Newport Beach Surgery Center, a California Limited Partnership (CA) (GP - Newport Beach Health Systems, Inc.)
North County Surgery Center, L.P. (GA) (MO)
         (GP - North County Outpatient Management, Inc.)
North Shore Outpatient Surgicenter, L.P. (GA) (IL)
         (GP - SHC North Shore, Inc.)
Northern Solano Surgery Center, L.P. (CA)
         (GP - HEALTHSOUTH Surgery Centers-West, Inc.)
Oakwater Outpatient Surgery Center, L.P. (GA) (FL)
         (GP - SHC Oakwater, Inc.)
Ohio Valley Surgery Center, L.P. (TN) (PA)
         (GP - Ohio Valley Joint Venture, LLC)
Oklahoma Ambulatory Surgery Center I, L.P. (GA) (OK)
         (GP - SHC Midwest City, Inc.)
Old Farms Forest Associates Limited Partnership (CT)
         (15.68% Advantage Health Corporation)
Orlando Center for Outpatient Surgery, L.P. (GA) (FL)
         (GP - Surgical Health of Orlando, Inc.; MOC Surgical Corporation) Oshkosh Surgery Center, L.P. (TN) (WI)
         (GP - Oshkosh-SCA Surgery Center, Inc.)
Outpatient Surgery Center of The Woodlands, Ltd. (TX)
         (Managing GP - The Woodlands Surgery Systems, Inc.
         and Non-Managing GP - HNPG, Inc.)
Palms    Wellington  Surgical  Partners Limited (FL) (GP - SHC Palms Wellington,
         Inc.)
Paoli Surgery Center, L.P. (TN) (PA)
         (GP - Paoli Ambulatory Surgery Center)
         (Partner:  SCA-Paoli, Inc.)
Perimeter Center for Outpatient Surgery, L.P. (GA)
         (GP - SHC Atlanta, Inc.)

Philbrook Hotel Associates (ME)
         (20% capital transactions)
         (1% operations)
Phoenix Center for Outpatient Surgery, L.P. (GA) (AZ)
         (GP - SHC Phoenix, Inc.)
Physicians Surgery Center, Ltd. (FL)
         (GP - SCA/Ft. Myers, LLC)
Plano    Surgery Center, L.P.(TX) (GP - SCA-Plano, Inc.)
Professional Sports Care New Brunswick, L.P. (NJ)
         (GP -  Professional Sports Care Management, Inc.)
Professional Sports Care Somers, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Professional Sports Care Midtown, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Professional Sports Care Huntington, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Professional Sports Care Queens, L.P. (NY)
         (GP - Professional Sports Care Management, Inc.)
Pueblo Ambulatory Surgery Center Limited Partnership (CO) (GP - Pueblo-SCA Surgery Center, Inc.)
Rehabilitation Centers of Maryland Limited Partnership (AL) (MD)
San Antonio Surgery Center, Ltd. (TX)
         (GP - San Antonio Surgery Center, Inc.)
San Francisco SurgiCenter, Medical Clinic, a California Limited Partnership (CA)
         (GP - Sutter Ambulatory Care Corporation)
San Luis Obispo Surgery Center, a California Limited Partnership (CA) (GP - SCA-San Luis Obispo, Inc.)
Santa Rosa Surgery Center, L.P. (TN) (CA)
         (GP - SCA-Santa Rosa, Inc.)
Sarasota Surgery Center, Ltd. (FL)
         (GP - SCA-Sarasota, Inc.)
Sarasota Surgery Properties, Ltd. (FL)
         (GP - Surgical Services of Sarasota, Inc.)
SCA-FCSC, L.P. (CO) (GP - SCA-Fort Collins, Inc.)
Scranton Surgery Center, Limited Partnership (PA)
         (GP - SCA-MH, LLC)
South County Outpatient Surgery Center, L.P. (MO)
         (GP - South County Outpatient Management, Inc.)
Sports Real Estate Association (MA)
         (14.35% Advantage Health Corporation)
St. Joseph Surgery Center, L.P. (TN) (MO)
         (GP - St. Joseph Ambulatory Surgery Center)
         (Partner:  SCA-St. Joseph Missouri, Inc.)
St. Petersburg Surgery Center, Ltd. (FL)
         (GP - SCA-St. Petersburg, Inc.)

Surgecenter of Wilson, Limited Partnership (NC) (GP - SC-Wilson, Inc.)
Surgery Center of Oklahoma, L.P. (GA) (OK)
         (GP - SHC Oklahoma City, Inc.)
Surgery Center of Santa Rosa, L.P. (TN)
         (GP - SCA-Santa Rosa, Inc.)
Surgery Property Associates, Ltd. (KY)
         (GP - Lexington-SC Properties, Inc.)
Surgical Center  of South  Jersey,  Limited  Partnership  (NJ)  (GP -  SCA-South
         Jersey, Inc.)
Surgicenter of San Antonio, L.P. (GA) (TX)
         (GP - SurgiCenter of San Antonio, Inc.)
Sutter Surgery Center, L.P. (CA)
         (GP - Sutter Surgery Centers, Inc.)
Tambay Associates, Ltd. (FL)
         (48.66% Advantage Health Corporation)
Tampa IVF/Gift Center, L.P. (TN) (FL)
         (GP - Tampa Outpatient Surgery Joint Venture, Ltd.)
Tampa Outpatient Surgery Joint Venture, Ltd. (FL)
         (GP - SCA-Tampa, Inc.)
         d/b/a Tampa Outpatient Surgical Facility
Tampa Pain Management Center, L.P. (TN) (FL)
         (GP - Tampa Outpatient Surgery Joint Venture, Ltd.)
Tara Imaging Center, Ltd. (L.P.) (AL) (GA)
         (GP - Diagnostic Health Corporation)
Tesson Ferry Medical Equities, L.P. (MO)
         (GP - Tesson Ferry Medical Management, Inc. - 50%)
Treasure Valley Hospital Limited Partnership (ID)
         (GP - Surgical Health Corporation)
Tri-County Surgery Center, L.P. (GA) (MO)
         (GP - SHC Tri-County, Inc.)
Ukiah Surgery Center, L.P. (TN) (CA)
         (GP - SCA-Ukiah, Inc.)
Valley Outpatient Surgery Center, L.P. d/b/a Valley Outpatient Surgery Center
 (WA)
         (GP - HEALTHSOUTH Surgery Center of Spokane, Inc.)
Vanderbilt Stallworth Rehabilitation Hospital Limited Partnership (TN)
Wausau Surgery Center, L.P. (TN) (WI)
         (GP - SCA-Wausau, Inc.)
Wauwatosa Surgery Center, Limited Partnership (WI)
         (GP - Wauwatosa Outpatient Surgery Center, Inc.)
West County Surgery Center, L.P. (GA) (MO)
         (GP - SHC West County, Inc.)
Wilson Surgery Center, Limited Partnership (NC)
         (GP - SCA-Wilson, Inc.)
Winter Park Surgery Center, L.P. (TN) (FL)
         (GP - Winter Park, LLC)
Yuma     Outpatient  Surgery  Center,   Limited  Partnership  (TN)  (AZ)  (GP  -
         SCA-Yuma, Inc.)

2001 Associates Limited Partnership (NY)
         (89% Advantage Health Corporation)


                                               General Partnerships

A.B.L. Visiting Nurses (MA) (53%)
         A.B.L. Visiting Nurses Certified (MA) (99%) (0.53% owned by
         Special Home Care, Inc.)
         A.B.L. Visiting Nurses, p.r.n. (MA) (99%) (0.53%) owned by
         Special Home Care, Inc.)
Caremark Center for Physical Therapy - Deerfield (IL) (80%) Caremark Center for Physical Therapy - Gurnee (IL) (80%) Caremark Physical Therapy Center/Woodstock
(IL) (50%) Caremark/UC Center for Sports Medicine (IL) (50%) Central Delaware Ambulatory Surgery Center (TN) (DE)
         (Partner - SCA-Dover, Inc.)
Central Florida Medical Management Services Organization (FL) (A general partnership) (Partners are PHC Orlando, Inc., PCS Orlando, Inc., and IMS Orlando, Inc.)
The Eastern Rehabilitation Network (CT)
         (51% Advantage Health Eastern Rehabilitation Network, Inc.
         49% Hartford Hospital)
Faunce Corner Wellness Associates (MA)
         (50% Advantage Health Development Corp.)
         50% Charlton Memorial Hospital)
Fort     Worth Surgery  Center  Associates  (DE) (TX) (Partner - Fort  Worth-SC,
         Inc.)
HEALTHSOUTH Real Property of Melbourne G.P. (FL)
         (GP - HEALTHSOUTH Real Property Holding Corporation)
HSC Surgical Associates of Cincinnati (OH) (A general partnership) (OH d/b/a Tri-State Endoscopy Center) (GP - HSC of Cincinnati, Inc. and Tri-State Endoscopy Center, Inc.)
Lahey/Advantage General Partnership (MA)
         (50% Advantage Health Comprehensive Care Corp.)
The Medical Center of Symmes, a Lahey/Advantage Health Partnership (MA) (60% Advantage Health Arlington Corp.)
OrthoSport, a Texas General Partnership (TX)
The Physical Rehabilitation Institute (AL)
         (GP - HEALTHSOUTH of Birmingham, Inc.)
Surgical Support Services (MO) (A general partnership)
         (Missouri Secretary of State says this is a fictitious name registered by Central Radiology Group and Outpatient Surgery Center) (SHC was not a managing partner and only receives Form K's on this entity)